VT Index Asset Allocation Summary

Class 2

Summary Prospectus

May 1, 2014

Link to Prospectus	Link to SAI

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at wellsfargoadvantagefunds.com/reports. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to wfaf@wellsfargo.com. The current prospectus ("Prospectus") dated May 1, 2014, and statement of additional information ("SAI"), dated May 1, 2014, are incorporated by reference into this summary prospectus. The Fund's SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with variable life insurance policies ("VLI Policies") or variable annuity contracts ("VA Contracts") through which you hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.11%
Fee Waivers	0.11%
Total Annual Fund Operating Expenses After Fee Waiver[1]	1.00%
1.	The Adviser has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Expenses that may be charged in connection with VLI Policies or VA Contracts are not included in this Example of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$102
3 Years	$342
5 Years	$601
10 Years	$1,342

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in equity and fixed income securities with an emphasis on equity securities. Under normal circumstances, we invest at least 80% of the Fund's net assets in equity and fixed income securities designed to replicate the holdings and weightings of the securities comprising the S&P 500 Index and Barclays 20+ Treasury Index. We seek to achieve the Fund's investment objective by allocating up to 75% of its assets in equity securities and up to 55% of its assets in fixed income securities.

The Fund's "neutral" target allocation is as follows:

  60% of the Fund's total assets in equity securities; and

    40% of the Fund's total assets in fixed income securities.

  The Fund does not select individual securities for investment; rather, it buys substantially all of the securities of various indexes to replicate such indices. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Barclays 20+ Treasury index. Bonds in this index have remaining maturities of 20 years or more. We seek to maintain 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

  We employ both quantitative analysis and qualitative judgments in making tactical allocations among stocks and bonds. Quantitative analysis involves the use of proprietary asset allocation models, which employ various valuation techniques. Qualitative judgments are made based on assessments of a number of factors, including economic conditions, corporate earnings, monetary policy, market valuations, investor sentiment, and technical market factors. We use futures contracts to implement target allocation changes.

  The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.

  Principal Investment Risks

  An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

  Credit Risk. The issuer or guarantor of a debt security may be unable or perceived to be unable to pay interest or repay principal when they become due, which could cause the value of an investment to decline and a Fund to lose money.

  Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the adviser believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.

  Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

  Index Tracking Risk. A Fund may not achieve significant correlation between the performance of the Fund and the index it tracks due to factors such as transaction costs, shareholder purchases and redemptions, and the timing of changes in the composition of the index. Maintaining investments in securities regardless of market conditions or the investment merits of the securities in seeking to replicate an index's performance could cause the Fund's returns to be lower than if the Fund employed an active strategy.

  Interest Rate Risk. When interest rates rise, the value of debt securities tends to fall. When interest rates decline, interest that a Fund is able to earn on its investments in debt securities may also decline, but the value of those securities may increase.

  Management Risk. Investment decisions made by a Fund's adviser or sub-adviser in seeking to achieve the Fund's investment objective may not produce the returns expected, may cause the securities held by the Fund and, in turn, the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

  Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

  U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

  Performance

  The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of one or more indexes. Past performance is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargoadvantagefunds.com.

  The performance for the Fund does not reflect fees charged by VLI Policies or VA Contracts. If it did, returns would be lower.

  Calendar Year Total Returns for Class 2 shares as of 12/31 each year

Highest Quarter: 3rd Quarter 2009	+14.29%
Lowest Quarter: 4th Quarter 2008	-15.10%
Year-to-date total return as of 3/31/2014 is 3.99%

Average Annual Total Returns for the periods ended 12/31/2013
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class 2 (before taxes)	4/15/1994	19.63%	13.50%	6.34%
Index Asset Allocation Composite Index (reflects no deduction for fees, expenses, or taxes)		11.90%	11.48%	7.53%
Barclays U.S. Treasury 20+ Year Index (reflects no deduction for fees, expenses, or taxes)		-13.88%	0.48%	6.07%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		32.39%	17.94%	7.41%

  Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Kandarp Acharya, CFA, FRM, Portfolio Manager/2013 Christian Chan, CFA, Portfolio Manager/2013

  Purchase and Sale of Fund Shares

  Shares of Wells Fargo Variable Trust ("WFVT") are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. WFVT has entered into an agreement with the life insurance company sponsor of each separate account setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. Please refer to your VA Contract or VLI Policy prospectus for more information regarding the purchase and sale of your Fund shares.

  Tax Information

  For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year. Please refer to the VA Contract or VLI Policy prospectus for additional information on tax matters.

  Payments to Insurance Companies

  Fund shares are available only through separate accounts issued by various life insurance companies. The Fund and its related companies may make payments to such insurance companies or their affiliates for distribution and administrative services. These payments may create a conflict of interest by influencing the insurance company to recommend the Fund over another investment. Consult your insurance company for more information about these payments.

Link to Prospectus	Link to SAI

  SUPPLEMENT TO THE PROSPECTUS and SUMMARY PROSPECTUS

  OF

  WELLS FARGO ADVANTAGE ALLOCATION FUNDS

  For the Wells Fargo Advantage Index Asset Allocation Fund

  WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

  For the Wells Fargo Advantage VT Index Asset Allocation Fund
  (each a “Fund” together the “Funds”)

        At a meeting held on February 18-19, 2015, the Boards of Trustees of the Funds approved the following changes, effective April 1, 2015.

  The sections entitled “Principal Investment Strategies” for the Funds are amended as follows:

Current language	Replacement language effective 4/1/15

  The Fund invests in equity and fixed income securities with an emphasis on equity securities. Under normal circumstances, we invest at least 80% of the Fund's net assets in equity and fixed income securities designed to replicate the holdings and weightings of the securities comprising the S&P 500 Index and Barclays 20+ Treasury Index. We seek to achieve the Fund's investment objective by allocating up to 75% of its assets in equity securities and up to 55% of its assets in fixed income securities.

  The Fund's "neutral" target allocation is as follows:

  - 60% of the Fund’s total assets in equity securities; and

  - 40% of the Fund’s total assets in fixed income securities.

  The Fund does not select individual securities for investment; rather, it buys substantially all of the securities of various indexes to replicate such indices. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Barclays 20+ Treasury index. Bonds in this index have remaining maturities of 20 years or more. We seek to maintain 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

  We use futures contracts to implement target allocation changes.

  The Fund invests in equity and fixed income securities with an emphasis on equity securities. Under normal circumstances, we invest at least 80% of the Fund's net assets in equity and fixed income securities designed to replicate the holdings and weightings of the securities comprising the S&P 500 Index and Barclays Treasury Index. We seek to achieve the Fund's investment objective by allocating up to 75% of its assets in equity securities and up to 55% of its assets in fixed income securities.

  The Fund's "neutral" target allocation is as follows:

  - 60% of the Fund’s total assets in equity securities;
  and

  - 40% of the Fund’s total assets in fixed income securities.

  The Fund does not select individual securities for investment; rather, it buys substantially all of the securities of various indexes to replicate such indices. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury notes and bonds to replicate the Barclays Treasury index. We seek to maintain 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

  We use futures contracts to implement changes to target allocations and to make adjustments to the duration of the Fund’s fixed income portion.

  In addition, the Boards of Trustees have approved a change in the Fund’s benchmark from the Barclays 20+ Treasury Index to the Barclays Treasury Index.  In addition, the Fund’s composite benchmark, the Index Asset Allocation Composite Index will now be composed of 60% S&P 500 Index and 40% Barclays Treasury Index.

  As a result, the following additional benchmark information is added to the table entitled "Average Annual Total Returns” contained in the summary section for the Fund:

Index Asset Allocation Fund Average Annual Total Returns for the periods ended 12/31/2014	1 Year	5 Year	10 Year
Barclays US Treasury Index (reflects no deduction for fees, expenses, or taxes)[1]	5.05%	3.91%	4.38%

1.	Effective April 1, 2015, the Fund changed its benchmark from the Barclays U.S. Treasury 20+ Year Index to the Barclays US Treasury Index to better align with its duration range.

VT Index Asset Allocation Fund Average Annual Total Returns for the periods ended 12/31/2013	1 Year	5 Year	10 Year
Barclays US Treasury Index (reflects no deduction for fees, expenses, or taxes)[1]	-2.75%	2.15%	4.23%

1.	Effective April 1, 2015, the Fund changed its benchmark from the Barclays U.S. Treasury 20+ Year Index to the Barclays US Treasury Index to better align with its duration range.

  and

  In the statutory prospectus section entitled "Additional Performance Information", the following index description is added:

                 Barclays US Treasury Index:    The Barclays US Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities greater than one year.

  In the statutory prospectus section entitled "Additional Performance Information", the following index description is replaced:

                 Index Asset Allocation Composite Index:    The Index Asset Allocation Composite Index is composed
                 60% in the S&P 500 Index and 40% in the Barclays Treasury Index.

  February 20, 2015                                                                                                          AFR215/P501CSP